SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2005
Cagle's, Inc.
(Exact name of registrant as specified in its charter)

Georgia              1-7138                    58-0625713
(State or other    (Commission File Number)   (I.R.S. Employer
 jurisdiction of                              Identification No.)
 incorporation)

 2000 Hills Avenue, N.W., Atlanta, Ga.               30318
(Address of principal executive offices)          (Zip Code)

            (404) 355-2820
 (Registrant?s telephone number, including area code)

              Not applicable.
(Former name or former address, if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated November 4, 2004
---------------------------------------------------------------------------

Table of Contents

Section 2 ? Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2005, the Registrant issued a press release announcing its earnings for its fiscal quarter ended January 1, 2005. The press release is furnished herewith as Exhibit 99.1. The information in the press release and transcript is not to be considered ?filed? for purposes of the Securities Exchange Act of 1934.

Section 9.   Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:


Exhibit No.	   Description
99.1           Press release of Cagle's, Inc. dated February 7, 2005

--------------------------------------------------------------------------


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.
(Registrant)

Date: February 7, 2005

By:   /s/  Mark M. Ham IV
 Mark M. Ham IV
 Chief Financial Officer